UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2026

AXIS CAPITAL HOLDINGS LIMITED
(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
29 Richmond Road, 3rd Flr
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)
(441) 496-2600
(Registrant’s telephone number, including area code)
Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value $0.0125 per share	AXS	New York Stock Exchange
Depositary shares, each representing a 1/100th interest in a 5.50% Series E preferred share	AXS PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 27, 2026, the Human Capital and Compensation Committee of the Board of Directors of AXIS Capital Holdings Limited (the “Company”) approved the grant of a special equity award (the “Award”) to Vincent Tizzio, the Company’s President and Chief Executive Officer, as part of the Committee’s annual review of executive compensation.

The Award is in recognition of Mr. Tizzio’s exceptional performance. During 2025, he delivered record financial results and took measures to further strengthen the Company’s strategic positioning as a top‑tier specialty insurer and reinsurer. In addition, since May 2023 (when Mr. Tizzio was appointed President and CEO) through December 31, 2025, the Company has achieved a total shareholder return compound annual growth rate (“TSR CAGR”) of 33.15%, significantly exceeding the S&P 500 index CAGR of 23.38% over the same period.

The Award is designed to encourage continued focus on driving improved stock performance and to align with long-term shareholder outcomes. The aggregate grant date fair value of the Award is $3,500,000 and consists of 60% performance‑based restricted stock units (“PSUs”) and 40% time‑based restricted stock units.

The number of PSUs earned will be determined based on the Company’s TSR CAGR over a three-year performance period (January 1, 2026 through December 31, 2028) based on the following:

•Minimum (0%): No PSUs earned if TSR CAGR is below 5%
•Threshold (50%): 50% of target earned at 5% TSR CAGR
•Target (100%): 100% of target earned at 12% TSR CAGR
•Maximum (200%): 200% of target earned at 19% TSR CAGR

In consultation with its independent compensation consultant, the Committee reviewed a comprehensive analysis of compensation practices among peer companies. The Committee determined that the Award appropriately balances the need to incentivize strong shareholder returns while maintaining alignment with market practices and the Company’s pay-for-performance philosophy.

The foregoing summary is qualified in its entirety by reference to the full text of the award agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 30, 2026

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ G. Christina Gray-Trefry
G. Christina Gray-Trefry
General Counsel and Secretary